MML SERIES INVESTMENT FUND

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MML SERIES INVESTMENT FUND

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MML SERIES INVESTMENT FUND PROXY

PLEASE REVIEW AND VOTE PROMPTLY UPON RECEIPT

July 14, 2008

Dear Variable Annuity Contract or Variable Life Insurance Policy Owner:

Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company (each, an “Insurance Company”) offer variable annuity contracts and variable life insurance policies that are issued by separate accounts, each of which is a unit investment trust and consists of certain investment divisions/subaccounts that are available under the annuity contracts and insurance policies funded through the separate accounts. Each of the investment divisions/subaccounts invests in corresponding funds.

If you have had your variable annuity contract or variable life insurance policy for some time, you will recall that your Insurance Company periodically asks you to tell it how you would like it to represent your interests at meetings of shareholders of the various families of funds that underlie the investment divisions/subaccounts available in your variable annuity contract or variable life insurance policy.

The MML Series Investment Fund (the “Trust” or the “Funds”) is one of these families of funds.

Included in this booklet is information about the upcoming shareholders’ meeting of the Funds (the “Special Meeting”) to be held on August 15, 2008:

•	Important Information to Help You Understand and Vote on the Proposals;

•	A Notice of Special Meeting of Shareholders of each of the Funds, which summarizes the issues for which you are being asked to provide voting instructions; and

•	A Proxy Statement for the Special Meeting, which provides comprehensive information on the specific issues being considered at the Special Meeting.

Also enclosed are your voting instruction card(s) and postage-paid return envelope. You can also vote by telephone or by Internet. Simply call the toll-free number or visit the web site indicated on your voting instruction card(s), enter the control number found on the card(s), and follow the recorded or on-line instructions.

Each proposal has been carefully reviewed by the Funds’ Board of Trustees. The Trustees believe that these proposals are in the interests of shareholders. The Trustees recommend that you vote FOR each proposal.

We encourage you to review each of these items thoroughly. Once you have determined how you would like your Insurance Company to vote your shares at the Special Meeting, please vote by telephone or by Internet by following the instructions on your voting instruction card, or mark your preferences on your voting instruction card, making sure that you sign and date your voting instruction card before mailing it in the postage-paid envelope. A prompt response on your part will help to ensure that your interests are represented.

Thank you for responding promptly to this important proxy vote.

Sincerely,

Richard J. Byrne

President

MML Series Investment Fund

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1.	To elect a Board of Trustees.

2.	To approve an Amendment to the Declaration of Trust to permit each Fund to issue additional classes of shares.

3.	To approve an Amendment to the Declaration of Trust to allow the Board of Trustees to authorize fund mergers without shareholder approval.

How do the Trustees recommend that I vote?

The Trustees recommend that you vote FOR each of the proposals.

How do I vote my shares?

You can vote by telephone by calling the toll-free number printed on your voting instruction card(s) and following the recorded instructions. You may also vote through the internet by visiting www.proxyweb.com and following the on-line instructions. In addition, you may also vote your shares by completing and signing the enclosed voting instruction card(s) and mailing it in the enclosed postage-paid return envelope.

1. To Elect a Board of Trustees.

What are shareholders being asked to do?

Shareholders are being asked to consider the re-election of all of the persons currently serving as Trustees, and who have previously been elected by shareholders. In addition, shareholders are being asked to elect Elaine A. Sarsynski, who has not previously been elected by shareholders, and who currently serves as a Trustee. Ms. Sarsynski is Executive Vice President of MassMutual and the head of MassMutual’s Retirement Services Division. She was elected by the Board of Trustees to fill the vacancy created by the retirement of Frederick Castellani, the former head of MassMutual’s Retirement Services Division.

What role does the Board play?

The Trustees oversee the Funds’ operations. Among other things, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the Funds.

Will a majority of the Trustees be independent of MassMutual?

Yes. The Board currently consists of 8 individuals. There are two “interested” Trustees and six “non-interested” Trustees, one of whom also serves as the independent Chairperson of the Board. Trustees are determined to be “interested” by virtue of, among other things, certain affiliations with MassMutual, the Funds, the Trust, or various other entities under common control with MassMutual. Trustees who are officers or employees of MassMutual are compensated by MassMutual. Trustees who are not officers or employees of MassMutual are compensated by the Trust. You can find a compensation table, which details these fees, and other information regarding the Trustees in the proxy statement.

2. To amend the Declaration of Trust to permit each Fund to issue additional classes of shares.

If the Funds issue additional classes of shares, will it result in changes to the existing shares that I own?

No. The principle difference between your shares and the shares of any new class will be any different or additional expenses the new share classes may bear. Expenses attributable to one class of shares and not to another will be paid by the class to which they are attributable.

Will I still be able to purchase additional shares of the same class that I currently own under my existing variable annuity contract or variable life insurance policy?

Yes. There are no plans to limit your ability to purchase additional shares of the class that you currently own in any Fund through your existing variable annuity contract or variable life insurance policy.

Why are you proposing this change?

By issuing shares in different classes, the Funds are able to tailor the terms of the shares they offer to the needs of different investors or to the demands of different distribution channels. For example, shares of a new class may be subject to distribution or servicing fees, making it possible for the Fund to offer its shares more effectively to certain investors or in certain markets. Sales of new share classes may have the effect of increasing the size of a Fund, potentially resulting over time in increased economies in the operation of the Fund as a whole. Presently, there is only one class of shares of each Fund, except for the MML Equity Index Fund, MML Concentrated Growth Fund and MML Global Fund, each of whose shareholders have previously approved an amendment to the Declaration of Trust to offer shares in multiple classes. If the proposal is approved, it is likely that each Fund will offer a new class of shares that is subject to distribution and servicing fees.

3. To amend the Declaration of Trust to allow the Board of Trustees to authorize fund mergers without shareholder approval.

Why are you proposing this change?

From time to time, MassMutual may propose to the Trustees that two or more Funds be combined, typically because they are similar and/or their combination would result in expected efficiencies. In many cases, trustees of a Massachusetts business trust, like the Trust, may authorize such a combination under applicable law without a shareholder vote. Currently, however, the Funds’ Declaration of Trust does not specifically permit the Trustees to authorize a merger without shareholder approval. The proposed amendment would allow the Trustees to do so.

If shareholders approve the proposed change to the Declaration of Trust, the Board of Trustees may approve such a merger transaction in the future, but, under current law, only if they find that the transaction is in the best interests of the Fund and its shareholders and that the transaction will not dilute shareholders’ interests. There may be cases where a merger would require shareholder approval, such as (under current law) when there are certain significant differences in fundamental investment policies of the two merging Funds.

How will this change benefit me as a contract holder?

The amendment will give the Trustees increased flexibility to respond to changing conditions. It would also eliminate the cost of soliciting shareholder votes and holding shareholder meetings in appropriate cases.

MML SERIES INVESTMENT FUND

1295 State Street

Springfield, Massachusetts 01111

MML Large Cap Value Fund

MML Equity Index Fund

MML Growth Equity Fund

MML NASDAQ-100® Fund

MML Small Cap Growth Equity Fund

MML Emerging Growth Fund

MML Asset Allocation Fund

MML Equity Income Fund

MML Income & Growth Fund

MML Growth & Income Fund

MML Blue Chip Growth Fund

MML Large Cap Growth Fund

MML Concentrated Growth Fund

MML Mid Cap Value Fund

MML Mid Cap Growth Fund

MML Small/Mid Cap Value Fund

MML Small Cap Index Fund

MML Global Fund

MML Foreign Fund

MML Conservative Allocation Fund

MML Balanced Allocation Fund

MML Moderate Allocation Fund

MML Growth Allocation Fund

MML Aggressive Allocation Fund

(each, a “Fund” and collectively, the “Funds”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on August 15, 2008

Dear Variable Annuity Contract or Variable Life Insurance Policy Owner:

The net premiums or contributions you paid under your variable life insurance policy or variable annuity contract offered by Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, or MML Bay State Life Insurance Company (each, an “Insurance Company”) have been allocated at your direction to investment divisions/subaccounts of a separate account or accounts of your Insurance Company (the “Separate Accounts”). The divisions/subaccounts of the Separate Accounts invest in, among other things, one or more corresponding series of MML Series Investment Fund (the “Trust”), an open-end management investment company consisting of the Funds listed above.

As policy owner or contract owner of record at the close of business on June 10, 2008 (the “Record Date”), you are entitled to instruct your Insurance Company as to how it should vote on certain proposals to be considered at the Special Meeting of each Fund’s shareholders.

The Special Meeting of shareholders of each Fund will be held at offices of the Trust, 1295 State Street, Springfield, MA 01111, on Friday, August 15, 2008 at 10:00 a.m., Springfield time. You are entitled to provide your Insurance Company with voting instructions on the following proposals to be voted upon at the Special Meeting:

1.	To elect Richard H. Ayers, Allan W. Blair, Mary E. Boland, Richard W. Greene, R. Alan Hunter, Jr., Robert E. Joyal, F. William Marshall, Jr. and Elaine A. Sarsynski as Trustees for an indefinite term of office. (To be voted upon by the shareholders of the Trust as a whole.)

2.	To approve an Amendment to the Agreement and Declaration of Trust of the Trust to permit each Fund to issue additional classes of shares. (To be voted upon by the shareholders of each Fund, voting separately by Fund.)

3.	To approve an Amendment to the Agreement and Declaration of Trust of the Trust to allow the Board of Trustees to authorize fund mergers without shareholder approval. (To be voted upon by the shareholders of each Fund, voting separately by Fund.)

4.	To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

Attached to this notice is the Proxy Statement of the Funds. You are urged to read this statement carefully before voting by telephone or Internet or completing your voting instruction card.

Andrew M. Goldberg,

Assistant Secretary

MML Series Investment Fund

July 14, 2008

It is important that your policy or contract be represented. Please vote by telephone or by Internet by following the instructions on your voting instruction card, or promptly mark your voting instructions on the enclosed card; then, sign, date and mail it in the accompanying postage-paid return envelope. Your prompt response will help ensure that your interests are represented.

MML SERIES INVESTMENT FUND

1295 State Street

Springfield, Massachusetts 01111

MML Large Cap Value Fund

MML Equity Index Fund

MML Growth Equity Fund

MML NASDAQ-100® Fund

MML Small Cap Growth Equity Fund

MML Emerging Growth Fund

MML Asset Allocation Fund

MML Equity Income Fund

MML Income & Growth Fund

MML Growth & Income Fund

MML Blue Chip Growth Fund

MML Large Cap Growth Fund

MML Concentrated Growth Fund

MML Mid Cap Value Fund

MML Mid Cap Growth Fund

MML Small/Mid Cap Value Fund

MML Small Cap Index Fund

MML Global Fund

MML Foreign Fund

MML Conservative Allocation Fund

MML Balanced Allocation Fund

MML Moderate Allocation Fund

MML Growth Allocation Fund

MML Aggressive Allocation Fund

(each, a “Fund” and collectively, the “Funds”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on August 15, 2008

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of the Funds, each a series of MML Series Investment Fund (the “Trust”), will be held at the offices of the Trust, 1295 State Street, Springfield, MA 01111, on Friday, August 15, 2008 at 10:00 a.m., Springfield time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated July 14, 2008:

1.	To elect Richard H. Ayers, Allan W. Blair, Mary E. Boland, Richard W. Greene, R. Alan Hunter, Jr., Robert E. Joyal, F. William Marshall, Jr. and Elaine A. Sarsynski as Trustees for an indefinite term of office;

2.	To approve an Amendment to the Agreement and Declaration of Trust of the Trust to permit each Fund to issue additional classes of shares;

3.	To approve an Amendment to the Agreement and Declaration of Trust of the Trust to allow the Board of Trustees to authorize fund mergers without shareholder approval;

4.	To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

Shareholders of record as of the close of business on June 10, 2008 will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. If you attend the Meeting, you may vote your shares in person. EVEN IF YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE BY TELEPHONE OR BY INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, or COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Any shareholder present at the Meeting may vote personally on all matters brought before the Meeting and, in that event, such shareholder’s proxy will not be used. The enclosed voting instruction card is being solicited on behalf of the Board of Trustees of the Trust.

By order of the Trustees of the Trust,

Andrew M. Goldberg,

Assistant Secretary

July 14, 2008

MML SERIES INVESTMENT FUND

1295 State Street

Springfield, MA 01111

MML Large Cap Value Fund

MML Equity Index Fund

MML Growth Equity Fund

MML NASDAQ-100® Fund

MML Small Cap Growth Equity Fund

MML Emerging Growth Fund

MML Asset Allocation Fund

MML Equity Income Fund

MML Income & Growth Fund

MML Growth & Income Fund

MML Blue Chip Growth Fund

MML Large Cap Growth Fund

MML Concentrated Growth Fund

MML Mid Cap Value Fund

MML Mid Cap Growth Fund

MML Small/Mid Cap Value Fund

MML Small Cap Index Fund

MML Global Fund

MML Foreign Fund

MML Conservative Allocation Fund

MML Balanced Allocation Fund

MML Moderate Allocation Fund

MML Growth Allocation Fund

MML Aggressive Allocation Fund

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 15, 2008

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of MML Series Investment Fund (the “Trust”), of which each of the above-referenced funds (each, a “Fund” and collectively, the “Funds”) is a series, for use at the special meeting of the shareholders of the Funds (the “Meeting”) to be held at the offices of the Trust, 1295 State Street, Springfield, MA 01111, at 10:00 a.m., Springfield time, on Friday, August 15, 2008, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”). The Notice, this Proxy Statement and the enclosed voting instruction card are first being mailed, or otherwise being made available, to shareholders on or about July 14, 2008. Please read this Proxy Statement and keep it for future reference.

The Meeting has been called for the purpose of having the shareholders of the Funds consider and take action upon the proposals listed in the Notice (the “Proposals”). The Proxy Statement contains information you should know before voting on the Proposals. The following are the Proposals presented in this Proxy Statement for which the Funds are soliciting proxies and the Funds that are affected by such Proposals:

Proposal	Affected Funds
Proposal 1: To elect Richard H. Ayers, Allan W. Blair, Mary E. Boland, Richard W. Greene, R. Alan Hunter, Jr., Robert E. Joyal, F. William Marshall, Jr. and Elaine A. Sarsynski as Trustees for an indefinite term of office.	All Funds

Proposal 2: To approve an Amendment to the Agreement and Declaration of Trust of the Trust to permit each Fund to issue additional classes of shares.	All Funds except MML Equity Index Fund, MML Concentrated Growth Fund and MML Global Fund

Proposal 3: To approve an Amendment to the Agreement and Declaration of Trust of the Trust to allow the Board of Trustees to authorize fund mergers without shareholder approval.	All Funds

Timely, properly executed proxies will be voted as you instruct. If no specification is made with respect to the Proposal, shares will be voted in accordance with the recommendation of the Board as to each Proposal. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying voting instruction card. Supplementary solicitations of proxies may be made by personal interview, mail, telephone, facsimile or electronic mail (“e-mail”) by officers and Trustees of the Trust and officers and employees of the Adviser, or its affiliates, and other representatives of the Trust. The Trust will bear the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, and other expenses associated with obtaining the approval of the Funds and their shareholders, except that the MML Equity Index Fund, MML Concentrated Growth Fund and MML Global Fund will not pay any of the costs attributable to Proposal 2. Notwithstanding the above, in the unlikely event it becomes necessary or desirable, Broadridge Financial Solutions, Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Funds. The approximate anticipated total cost of this service is $6,000 and would be paid by Massachusetts Mutual Life Insurance Company (“MassMutual”).

Shareholders of record at the close of business on June 10, 2008 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof. As of the Record Date, the following shares of each Fund were issued and outstanding and entitled to vote:

MML Large Cap Value Fund	21,874,156.405 shares
MML Equity Index Fund	21,971,687.552 shares

MML Growth Equity Fund	2,364,119.888 shares
MML NASDAQ-100® Fund	1,888,793.524 shares
MML Small Cap Growth Equity Fund	15,197,313.794 shares
MML Emerging Growth Fund	2,455,548.324 shares
MML Asset Allocation Fund	23,467,059.597 shares
MML Equity Income Fund	40,416,589.667 shares
MML Income & Growth Fund	13,259,288.423 shares
MML Growth & Income Fund	25,380,577.699 shares
MML Blue Chip Growth Fund	11,073,960.924 shares
MML Large Cap Growth Fund	6,037,670.358 shares
MML Concentrated Growth Fund	11,544,520.815 shares
MML Mid Cap Value Fund	43,875,579.032 shares
MML Mid Cap Growth Fund	25,578,329.048 shares
MML Small/Mid Cap Value Fund	28,063,416.078 shares
MML Small Cap Index Fund	5,710,504.801 shares
MML Global Fund	4,622,156.046 shares
MML Foreign Fund	29,838,823.439 shares
MML Conservative Allocation Fund	2,933,303.904 shares
MML Balanced Allocation Fund	5,922,567.952 shares
MML Moderate Allocation Fund	18,083,042.665 shares
MML Growth Allocation Fund	28,594,933.408 shares
MML Aggressive Allocation Fund	2,504,750.163 shares

Shareholders of a Fund on the Record Date shall be entitled to one vote for each whole share held, as to any matter on which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

The principal executive offices of the Trust are located at 1295 State Street, Springfield, MA 01111. The Trust was established by MassMutual for the purpose of providing an investment vehicle for the separate investment accounts of variable life insurance policies and variable annuity contracts offered by insurance companies, including MassMutual and its life insurance subsidiaries. Accordingly, shares of the Funds are not offered to the general public.

I. PROPOSAL 1:	ELECTION OF TRUSTEES

All Funds

The Board of Trustees is currently comprised of the following eight Trustees: Richard H. Ayers, Allan W. Blair, Mary E. Boland, Richard W. Greene, R. Alan Hunter, Jr., Robert E. Joyal, F. William Marshall, Jr. and Elaine A. Sarsynski. All of the Trustees, with the exception of Ms. Sarsynski, have previously been elected by the Trust’s shareholders. Ms. Sarsynski was selected by the Trust’s Nominating Committee and appointed as a Trustee by the Board of Trustees effective as of February 29, 2008. Ms. Sarsynski was recommended by MassMutual’s management.

If elected, each Trustee of the Trust will serve until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. However, any Trustee who attained the age of seventy-two years during 2007 shall retire and cease to serve as a Trustee on or before December 31, 2009.

The following table provides information concerning the nominee for initial election by shareholders, Trustees whose re-election is being sought and the executive officers of the Trust. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity and (ii) the address of the Trustees and officers is c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111.

Name And Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[1]
Independent Trustees
Richard W. Greene Age: 72	Chairman and Trustee	Since 1999	Retired; Vice President for Investments and Treasurer (1998-2000), Executive Vice President and Treasurer (1986-1998), University of Rochester (private university).	54	Trustee (since 1996), Chairman (since 2005), MassMutual Select Funds (open-end investment company).

Richard H. Ayers Age: 65	Trustee	Since 1999	Retired; former adviser to Chairman (1997), Chairman and Chief Executive Officer (1989-1996) and Director (1985-1996), The Stanley Works (manufacturer of tools, hardware and specialty hardware products).	54	Director, Applera Corporation; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Name And Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee[1]
Allan W. Blair Age: 59	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	54		Trustee (since 2003), MassMutual Select Funds (open-end investment company).

Mary E. Boland Age: 69	Trustee	Since 1973	Attorney at Law (since 2004); Attorney at Law (1965-2004), Egan Flanagan and Cohen, P.C. (law firm), Springfield, MA.	54		Trustee (since 1994), MassMutual Select Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 61	Trustee	Since 2003	Retired; President and Chief Operating Officer (1993-1997), The Stanley Works (manufacturer of tools, hardware and specialty hardware products).	54		Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company.

F. William Marshall, Jr. Age: 66	Trustee	Since 1996	Consultant (since 1999); Chairman (1999), Family Bank, F.S.B. (formerly SIS Bank).	93	[2]	Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Name And Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee[1]
Interested Trustees[4]

Robert E. Joyal Age: 63	Trustee	Since 2003	Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.	56	[3]

Trustee (since 2003), President (1999-2003), MassMutual Corporate

Investors (closed-end investment company); Director (since 2003), Pemco Aviation Group, Inc.; Trustee (since

2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company);

Director (since 2006), Jefferies Group, Inc. (investment bank); Director (since 2007), Scottish Re. Group Ltd.

Elaine A. Sarsynski Age: 53	Trustee	Since 2008	Executive Vice President (since 2005), MassMutual; Managing Director (2005), Babson Capital Management LLC; Chief Executive Officer (2001-2005), Town of Suffield, Connecticut.	54		Trustee (since 2008), MassMutual Select Funds (open-end investment company).

Name And Age	Position(s) Held with New Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Principal Officers
Richard J. Byrne Age: 46	President	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual.	32

Stephen J. Brunette Age: 38	Vice President	Since 2007	Assistant Vice President (since 2007), Director (2006-2007), Investment Consultant (2003-2006), MassMutual.	32

John E. Deitelbaum Age: 39	Vice President, Secretary and Chief Legal Officer	Since 2006	Corporate Vice President and Associate General Counsel (since 2007), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual.	86

Nicholas H. Palmerino Age: 43	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JPMorgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.	86

Philip S. Wellman Age: 43	Vice President and Chief Compliance Officer	Since 2007	Vice President, Compliance (since 2007), Assistant Vice President and Associate General Counsel (2006- 2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.	86

Eric H. Wietsma Age: 41	Vice President	Since 2006	Corporate Vice President (since 2007), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company.	86

(1)	Directorships of companies not reported in the “principal occupation” column that have a class of securities registered or subject to registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or are registered as investment companies under the Investment Company Act of 1940 (the “1940 Act”).

(2)	This number includes Board II Oppenheimer Funds, an open-end investment company. It is deemed to be a part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of the Adviser.
(3)	This number includes MassMutual Participation Investors and MassMutual Corporate Investors, closed-end investment companies. They are deemed to be a part of the Fund Complex because they are managed by Babson Capital, an indirect subsidiary of the Adviser.
(4)	Trustee who is an “interested person” of the Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

Trustee Compensation. Effective January 1, 2008, the Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $3,500 per quarter plus a fee of $1,200 per meeting attended in-person. Trustees who serve on the Contract Committee of the Trust are paid an additional $1,200 for attending the annual Contract Committee meeting. The Chairperson of the Board of Trustees is paid an additional 50% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. The Chairperson of the Audit Committee is paid an additional fee of $2,000 annually. The Chairpersons of each of the Contract Committee, the Nominating Committee and the Governance Committee are paid an additional fee of $1,000 annually. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional fee of $800 annually. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

At the start of the 2007 fiscal year, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $2,700 per quarter plus $1,400 per meeting attended in-person or $600 per meeting attended by telephone. The Chairperson of the Board of Trustees was paid an additional fee of $1,325 per quarter. Such Trustees who served on the Audit Committee or the Contract Committee of the Trust were paid an additional fee of $600 per meeting attended. Such Trustees who served on the Nominating Committee or the Governance Committee were paid an additional fee of $300 per meeting attended. The Chairperson of the Audit Committee was paid an additional fee of $600 annually. The Chairpersons of each of the Contract Committee, the Nominating Committee and the Governance Committee were paid an additional fee of $300 annually. Effective as of May 9, 2007, the quarterly fee and in-person meeting fee were changed to $3,300 and $1,700, respectively, and the additional quarterly fee paid to the Chairperson of the Board of Trustees was changed to $1,625. In addition, retroactive to January 1, 2006, the Chairperson of the Board of Trustees was paid an additional 50% meeting fee for each non-telephonic Board meeting attended by him or her. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual received no fees from the Trust.

The following table discloses actual compensation paid to Trustees of the Trust during the 2007 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred through

June 30, 2008 to be credited a rate of interest set by the Board of Trustees from time to time, currently eight percent (8%). Amounts deferred after June 30, 2008 will be credited a rate of return based on “shadow investments” that each participating Trustee makes in the Fund Complex. Each of the Trustees also serves as Trustee of one other registered investment company managed by MassMutual, MassMutual Select Funds.

Name/Position	Aggregate Compensation from the Trust	Deferred Compensation and Interest accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex
Richard W. Greene	$34,649	$0	$121,497
Chairman and Trustee
Robert E. Joyal	$0	$30,588	$98,490
Vice Chairman and Trustee
Richard H. Ayers	$0	$33,476	$110,561
Trustee
Allan W. Blair	$23,349	$0	$81,664
Trustee
Mary E. Boland	$0	$44,050	$132,735
Trustee
R. Alan Hunter, Jr.	$0	$33,810	$110,425
Trustee
F. William Marshall, Jr.	$23,349	$0	$239,664
Trustee

Board Committees and Meetings. The Board of Trustees had four regularly scheduled meetings in 2007. Each Trustee attended at least 75% of the aggregate number of all meetings of the Board of Trustees.

Nominating Committee. The Trust has a Nominating Committee, consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating Committee but rather meetings are held as appropriate. The Nominating Committee met twice during 2007. The Nominating Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board of Trustees. The Nominating Committee also considers candidates from among the Trustees to serve as chairperson of the Board of Trustees and periodically reviews the compensation of the Trust’s independent trustees.

The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is

1295 State Street, Springfield, MA 01111. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address and nationality of the person recommended by the shareholder (the “Shareholder Candidate”); (B) the class or series and number of all shares of The Trust owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to The Trust); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” of MML Trust (as defined in Section 2(a)(19) of the 1940 Act) and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for The Trust to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on The Trust’s books, the number of all shares of each series of The Trust owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law. The Nominating Committee Charter is attached as Exhibit 1 to this Proxy Statement. The Charter of the Trust’s Nominating Committee is not currently available to shareholders via a website.

Audit Committee. The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Ayers and Hunter and Ms. Boland, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. In 2007, the Audit Committee met five times.

Contract Committee. The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Contract Committee met twice during 2007. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and sub-advisory agreements.

Governance Committee. The Trust has a Governance Committee, whose members are Messrs. Blair, Joyal and Marshall, Ms. Boland and Ms. Sarsynski. The Governance Committee met twice during 2007. The Governance Committee oversees board governance issues including, but not limited to, the following: (i) to evaluate the board and committee structure and the performance of Trustees, (ii) to consider and address any conflicts and (iii) to consider the retirement policies of the Board.

Valuation Committee. The Trust has a Valuation Committee, consisting of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary and Assistant Secretaries of the Trust. The Valuation Committee determines whether market quotations are readily available for investments held by each series of the Trust and determines the fair value of investments held by each series of the Trust for which market quotations are not readily available or are not deemed reliable by the investment adviser. There are no regular meetings of the Valuation Committee but rather meetings are held as appropriate.

Share Ownership of Trustees of the Trust. As of May 31, 2008, the Trustees did not directly or beneficially own any shares of the Funds. As described below in “Other Information—Ownership of Fund Shares—Ownership by Variable Life Insurance Policies and Variable Annuities Contracts,” all shares of the Funds are owned of record by MassMutual, MML Bay State Life Insurance Company (“MML Bay State”) and C.M. Life Insurance Company (“C.M. Life”) as the Funds were established for the purpose of providing an investment vehicle for certain separate investment accounts of variable life insurance policies and variable annuity contracts offered by such companies.

The following table sets forth information regarding the aggregate dollar range of equity securities beneficially owned by each Trustee as of May 31, 2008 of other funds that are overseen by the Trustee in the same family of funds as the Funds:

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
Interested Trustees
Robert E. Joyal	None
Elaine A. Sarsynski	None

Independent Trustees
Richard W. Greene	None
Richard H. Ayers	None
Allan W. Blair	$50,001 - $100,000
Mary E. Boland	None
R. Alan Hunter, Jr.	None
F. William Marshall, Jr.	None

(1)	Securities valued as of May 31, 2008.

To the knowledge of the Trust, as of May 31, 2008, the Independent Trustees and their immediate family members did not own beneficially or of record securities of an investment adviser or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or sponsoring insurance company of the Funds.

Shareholder Communications to the Trustees. Shareholders may send communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.

The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

Vote Required. Shareholders of all Funds vote together as a single class on the election of Trustees. The nominees receiving the affirmative vote of a plurality of the votes cast in person or by proxy at the Special Meeting, if a quorum is present, shall be elected.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.

II. PROPOSAL 2:	TO APPROVE AN AMENDMENT TO THE DECLARATION OF TRUST TO PERMIT THE FUNDS TO ISSUE ADDITIONAL CLASSES OF SHARES

All Funds, except MML Equity Index Fund, MML Concentrated Growth Fund and MML Global Fund

The Declaration of Trust currently does not provide for the issuance of more than one class of shares for each series (or Fund) of the Trust, except with respect to the MML Equity Index Fund, MML Concentrated Growth Fund and MML Global Fund, each of whose shareholders have previously approved an amendment authorizing the issuance of multiple classes of shares. The Board of Trustees recommends that it be authorized to amend the Declaration of Trust to permit the Trustees, without further shareholder action, to issue one or more additional classes of shares of the Funds, having such preferences and special or relative rights and privileges as the Trustees may determine.

By issuing shares in different classes, the Funds are able to tailor the terms of the shares they offer to the needs of different investors or to the demands of different distribution channels. For example, shares of a new class may be subject to distribution or servicing fees, making it possible for the Fund to offer its shares more effectively to certain investors or in certain markets. Sales of new share classes may have the effect of increasing the size of a Fund, potentially resulting over time in increased economies in the operation of the Fund as a whole.

Presently, there is only one class of shares of each Fund (other than for the MML Equity Index Fund, MML Concentrated Growth Fund and MML Global Fund). If the proposal is approved, it is likely that each Fund will offer a new class of shares that is subject to distribution and servicing fees. There are no plans, however, to limit current shareholders’ ability to purchase additional shares of the same class of shares they currently hold in a Fund through their existing variable annuity contract or variable life insurance policy.

The principle difference between the existing shares and the shares of any new class will be any different or additional expenses the new share classes may bear. Expenses attributable to one class of shares and not to another will be paid by the class to which they are attributable. Current shareholders of the Fund will, however, pay the costs of organizing the initial offering of the new share class, including the costs of this proxy. Determinations by the Trustees (or persons acting on their behalf) as to the allocation of income and expenses among classes of a Fund will be binding on all shareholders.

Any additional classes of shares of the Funds would participate on a proportionate basis with all other classes of shares in all other respects, including investment income, realized and unrealized gains and losses on portfolio investments, and other operating expenses. All classes of shares will generally vote together as a single class, except when a particular matter affects a class materially differently from other classes, in which case a class will vote separately as to that matter.

The proposed amendment would permit the creation of additional classes of shares for other purposes as well. However, the Trustees have no present intention of creating additional classes of shares for purposes other than as described above.

Vote Required. Approval of Proposal 2 with respect to a Fund requires the affirmative vote of more than 50% of the outstanding shares of the Fund entitled to vote. Shareholders of Funds that are voting on Proposal 2 vote separately by Fund on such proposal, and approval of an amendment to the Declaration of Trust to authorize the issuance of multiple classes of shares with respect to a Fund is not contingent on approval by the shareholders of any other Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.

III. PROPOSAL 3: TO	APPROVE AN AMENDMENT TO THE DECLARATION OF TRUST TO ALLOW THE BOARD OF TRUSTEES TO AUTHORIZE FUND MERGERS WITHOUT SHAREHOLDER APPROVAL

All Funds

From time to time, MassMutual may propose to the Trustees that two or more Funds be combined, typically (although not necessarily) because they are similar and/or their combination would result in expected efficiencies. In many cases, trustees of a Massachusetts business trust, like the Trust, may authorize such a combination under applicable law without a shareholder vote. Currently, however, the Funds’ Declaration of Trust does not specifically permit the Trustees to authorize a merger without shareholder approval. The proposed amendment would allow the Trustees to do so.

If shareholders approve the proposed change to the Declaration of Trust, the Board of Trustees may approve such a merger transaction in the future, but, under current law, only if they find that the transaction is in the best interests of the Fund and its shareholders and that the transaction will not dilute the shareholders’ interests. There may be cases where a merger would require shareholder approval, such as (under current law) when there are certain significant differences in fundamental investment policies of the two merging Funds.

The amendment will give the Trustees increased flexibility to respond to changing conditions. It would also eliminate the cost of soliciting shareholder votes and holding a shareholder meeting in appropriate cases.

If the proposal is approved, it is likely that the Trustees will from time to time in the future rely on the Amended and Restated Declaration of Trust to authorize mergers of the Funds in circumstances where shareholders might otherwise have been asked to vote. However, the Declaration of Trust does not specifically require shareholder approval of mergers, and it is possible that, if the proposal is not approved, the Trustees will authorize Fund mergers in the future without shareholder approval.

If approved, Article IX of the Declaration of Trust will be amended by the addition of Section 8 as follows:

ARTICLE IX

MISCELLANEOUS

Section 8.    Merger, Consolidation or Transfer.  The Trust, or any one or more series or classes of the Trust, may, either as the successor, survivor or non-survivor, (1) consolidate or merge with one or more other trusts, series, or classes (including any series or classes of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of The Commonwealth of Massachusetts or any other state of the United States, to form a consolidated or merged trust, series, class, sub-trust, partnership, limited liability company, association or corporation under the laws of any state or (2) transfer all or a substantial portion of its assets to one or more other trusts, series, or classes (including any series or classes of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of The Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, series, or classes (including any series or classes of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more series or class, as the case may be, in connection therewith. Unless otherwise required by applicable law, any such consolidation, merger or transfer may be authorized by vote of a majority of the then Trustees without the approval of Shareholders of the Trust or relevant series or class.

Vote Required. Approval of Proposal 3 with respect to a Fund requires the affirmative vote of more than 50% of the outstanding shares of the Fund entitled to vote. Shareholders of Funds that are voting on Proposal 3 vote separately by Fund on such proposal, and approval of an amendment to the Declaration of Trust to allow the Board of Trustees to authorize fund mergers without shareholder approval with respect to a Fund is not contingent on approval by shareholders of any other Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 3.

IV.	OTHER INFORMATION

Certain additional information regarding the Trust, the Funds, and the Meeting is presented below.

Investment Advisers and Administrators. Massachusetts Mutual Life Insurance Company, located at 1295 State Street, Springfield, Massachusetts 01111 is the investment adviser and administrator of each Fund. Davis Selected Advisers, L.P., located at 2949 East Elvira Road, Suite 101, Tuscon, Arizona 85706 is the sub-adviser for MML Large Cap Value Fund. T. Rowe Price Associates, Inc., located at 100 East Pratt Street, Baltimore, Maryland 21202 is the sub-adviser for MML Growth Equity Fund, MML Equity Income Fund, MML Blue Chip Growth Fund and MML Mid Cap Growth Fund. Northern Trust Investments, N.A., located at 50 South LaSalle Street, Chicago, Illinois 60603 is the sub-adviser for MML Equity Index Fund, MML NASDAQ-100® Fund and MML Small Cap Index Fund. Delaware Management Company, located at 2005 Market Street, Philadelphia, Pennsylvania 19103 and Insight Capital Research & Management, Inc., located at 2121 N. California Blvd., Suite 560, Walnut Creek, California 94596 are each sub-advisers for a portion of the MML Emerging Growth Fund. Waddell & Reed Investment Management Company, located at 6300 Lamar, Overland Park, Kansas 66202 and Wellington Management Company, LLP, located at 75 State Street, Boston, Massachusetts 02109 are each sub-advisers for a portion of the MML Small Cap Growth Equity Fund. AllianceBernstein L.P., located at 1345 Avenue of the Americas, New York, New York 10105 is the sub-adviser for MML Large Cap Growth Fund and MML Small/Mid Cap Value Fund. American Century Investment Management, Inc., located at 4500 Main Street, Kansas City, Missouri 64111 is the sub-adviser for MML Income & Growth Fund and MML Mid Cap Value Fund. Capital Guardian Trust Company, located at 333 South Hope Street, 53rd Floor, Los Angeles, California 90071-1406 is the sub-adviser for MML Asset Allocation Fund and MML Growth & Income Fund. Legg Mason Capital

Management, Inc., located at 100 Light Street, Baltimore, Maryland 21202 is the sub-adviser for MML Concentrated Growth Fund. Neuberger Berman Management, Inc., located at 605 Third Avenue, New York, New York 10158-3698 is the sub-adviser for MML Global Fund. Templeton Investment Counsel, LLC, located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394 is the sub-adviser for MML Foreign Fund. State Street Bank and Trust Company, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the sub-administrator to the Funds.

Independent Registered Public Accounting Firm. The firm of Deloitte & Touche LLP (“Deloitte & Touche”) was selected as the independent registered public accounting firm for each Fund’s 2006 and 2007 fiscal years, as well as the current fiscal year.

Deloitte & Touche provides audit services and assistance and consultation in connection with tax returns and the reviewing of various SEC filings. Representatives of Deloitte & Touche are not expected to be present at the Meeting, but will have the opportunity to make a statement if they desire to do so and are expected to be available should any matter arise requiring their presence.

Audit Fees. The aggregate Audit Fees billed by Deloitte & Touche for professional services rendered for the audit of the Funds’ financial statements, or services that are normally provided by Deloitte & Touche in connection with statutory and regulatory filings or engagements, for the Funds’ past two fiscal years ended December 31, 2006 and 2007 are shown in the table below.

2007*	2006*
$495,500	$138,800

*	Aggregate amounts may reflect rounding.

Audit-Related Fees. Audit-Related Fees are for assurance and related services by Deloitte & Touche that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as audit fees. Audit-related fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards. No such fees were billed by Deloitte & Touche for the Funds’ past two fiscal years ended December 31, 2006 and 2007.

Tax Fees. Tax Fees would include tax compliance, tax advice and tax planning. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities. The aggregate Tax Fees billed by Deloitte & Touche for the Funds’ past two fiscal years ended December 31, 2006 and 2007 are shown in the table below.

2007*	2006*
$130,750	$8,100

*	Aggregate amounts may reflect rounding.

All Other Fees. All other fees would include products and services provided by Deloitte & Touche other than the services reported under the prior three categories. No such fees were billed by Deloitte & Touche for the Funds’ past two fiscal years ended December 31, 2006 and 2007.

The Trust’s Audit Committee must pre-approve all audit and non-audit services, including tax services, provided by Deloitte & Touche to the Funds.

All services described in “Audit-Related Fees,” “Tax Fees” and “All Other Fees” were pre-approved by the Funds’ current Audit Committee.

Deloitte & Touche billed the following aggregate non-audit amounts in each Fund’s past two fiscal years ended December 31, 2006 and 2007 to the Fund and each Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

2007*	2006*
$240,750	$259,561

*	Aggregate amounts may reflect rounding.

The Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to the Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence. No such services were rendered.

Annual and Semi-Annual Reports. Each Fund’s annual report for the fiscal year ended December 31, 2007, and semi-annual report for the period ended June 30, 2007, was previously distributed to shareholders. Each Fund will furnish, without charge, an additional copy of its annual or semi-annual report for the fiscal year ended December 31, 2007, or semi-annual period ended June 30, 2007, to any shareholder requesting such reports. You can obtain a copy of these reports without charge by writing to the Trust c/o Massachusetts Mutual Life Insurance

Company at 1295 State Street, Springfield, Massachusetts 01111 or by calling 888-309-3539.

Copies of Proxy Statements. Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If you want to receive multiple copies of this Proxy Statement or to receive only one copy in the future, you can submit your request by writing to the Trust c/o Massachusetts Mutual Life Insurance Company at 1295 State Street, Springfield, Massachusetts 01111 or by calling 888-309-3539.

Ownership of Fund Shares.

All shares of the Funds are owned of record by MassMutual, MML Bay State and C.M. Life as the Funds were established for the purpose of providing an investment vehicle for certain separate investment accounts of variable life insurance policies and variable annuity contracts offered by such companies.

Ownership by Variable Life Insurance Policies and Variable Annuities Contracts. As of the Record Date, MassMutual, MML Bay State, and C.M. Life were the record owners of all of the outstanding shares of each Fund and, therefore, may be deemed to be in control (as that term is defined in the 1940 Act) of each Fund. The address of MassMutual, MML Bay State and C.M. Life is 1295 State Street, Springfield, Massachusetts 01111. However, the following owners of variable life insurance policies and variable annuity contracts that depend upon the investment performance of the Funds have the right to instruct MassMutual, MML Bay State and C.M. Life as to how shares of the Trust deemed attributable to their policies or contracts shall be voted:

MassMutual

Massachusetts Mutual Variable Life Separate Account I

MassMutual Variable Life Separate Account III

Massachusetts Mutual Variable Annuity Separate Account 4

Panorama® Separate Account

C.M. Life

C.M. Life Variable Life Separate Account I

C.M. Multi-Account A

Panorama® Plus Separate Account

MML Bay State

MML Bay State Variable Life Separate Account I

MML Bay State Variable Life Separate Account II

MassMutual, MML Bay State and C.M. Life generally are required to vote shares attributable to such policies and contracts but for which no voting instructions were received, including abstentions, in proportion to those votes for which voting instructions were received. There is no required minimum number of votes containing instructions that must be received before MassMutual, MML Bay State and C.M. Life can vote shares in this manner. Accordingly, there are not expected to be any “broker non-votes.”

Ownership by Officers of the Trust. As of May 31, 2008, the officers of the Trust, individually and as a group, owned less than 1% of the outstanding shares of any of the Funds.

Certain Matters relating to the Fund, the Trust and the Meeting. The holders of 30% of the shares of a Fund outstanding as of the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting, except that proposals to amend the Declaration of Trust require a greater quorum. Any lesser number shall be sufficient for adjournments.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast as to a Proposal, the proxy will be voted in favor of such Proposal. For shareholders who do not return a proxy, their shares will be voted in proportion to all voting instructions actually received from shareholders.

The Trust Declaration of Trust provides that a proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy, the Trust receives a specific written notice to the contrary from any one of them. The Trust Declaration of Trust further provides that a proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, and that the burden of proving invalidity shall rest on the challenger.

A proxy may be revoked by a shareholder at any time before it has been voted, by a written revocation received by the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast.

In the event that a quorum is not present for purposes of acting on a Proposal, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment as to a Proposal those proxies which they are entitled to vote in favor of that Proposal. They will vote against any such adjournment as to a Proposal those proxies required to be voted against that Proposal and will not vote any proxies as to adjournment in respect of a Proposal that direct them to abstain from voting on that Proposal. Any Proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon, and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Adviser.

At the time of the preparation of this Proxy Statement, the Trust’s officers and the Adviser have not been informed of any matters that will be presented for action at the Meeting other than the Proposals listed in the Notice. If other matters are properly presented to the Meeting for action, or any adjournment(s) thereof, the persons named in the properly executed proxies will vote or refrain from voting in accordance with their best judgment on those matters.

Shareholder Proposals at Future Meetings. The Trust is not required to hold annual or other periodic meetings of shareholders, except as required by the 1940 Act, and does not intend to do so. The next meeting of shareholders will be held at such time as the Trustees of the Trust may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office a reasonable time before the Trust solicits proxies for that meeting, as determined by the Trustees, to be included in the Trust’s proxy statement and form of proxy relating to such meeting, and must satisfy all other federal and state legal requirements.

PLEASE VOTE BY TELEPHONE OR BY INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, or COMPLETE, DATE, AND SIGN THE ENCLOSED VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

July 14, 2008

Exhibit 1

MML Series Investment Fund

MassMutual Select Funds

NOMINATING COMMITTEE CHARTER

as amended on August 7, 2006

This charter sets forth the purpose, operating guidelines and responsibilities of the Nominating Committee (the “Committee”) of the Boards of Trustees of the MassMutual Select Funds and the MML Series Investment Fund (the “Funds”). The charter is reviewed and approved periodically by each Committee.

Statement of Purposes and Responsibilities

The primary purposes and responsibilities of the Committee are as follows:

(i)	To identify individuals qualified to become independent[1] members of the Trust’s Board of Trustees in the event that a position currently filled by an Independent Trustee is vacated or created;

(ii)	To evaluate the qualifications of Independent Trustee candidates;

(iii)	To nominate the Independent Trustee nominees for election or appointment to the Board;

(iv)	To set any necessary standards or qualifications for service on the Board;

(v)	To recommend periodically to the full Board an Independent Trustee to serve as Chairperson;

(vi)	To evaluate at least annually the independence (under Rule O-1 of the Investment Company Act of 1940, as amended) and overall performance of counsel to the Independent Trustees;

(vii)	To review and make recommendations to the full Board regarding the compensation of Trustees as described more fully below; and

(viii)	To review this Charter periodically and recommend any changes to the full Board of Trustees.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate fund(s) of the Trust.

The nomination of interested Trustees shall be the responsibility of the entire Board of Trustees.

(1)	For purposes of this Charter, an “Independent Trustee” shall mean a Trustee who is not an “interested person” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

Operating Guidelines

The Boards of Trustees of the Funds shall appoint at least three members to serve on the Committee and shall also designate one Committee member to serve as Chair. All members of the Committee shall be “non-interested” Trustees. At the invitation of the Committee, Trustees who are non-Committee members may participate in all or part of any meetings of the Committee and the Committee may give due consideration to the opinions expressed by any non-Committee members.

There will be no regular meetings of the Committee. Instead, meetings may be held as deemed appropriate by the Committee, or as called by the Chair.

Except as provided by law, the following provisions shall govern the conduct of Committee meetings:

Notice. Notice shall be given as provided for meetings of the full Board of Trustees of the Funds.

Quorum. At any Committee meeting, a majority of the Committee members then in office shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

Action by Vote. When a quorum is present at any meeting, a majority of Committee members may take any action.

Action by Writing. Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if all of the Committee members consent to the action in writing and such written consents are filed with the records of the meetings of the Committee. Such consent shall be treated for all purposes as a vote taken at a Committee meeting.

Presence Through Communications Equipment. The members of the Committee may participate in a Committee meeting by means of a conference telephone, or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.

Identification of Independent Trustee Nominees

(a) Identification of Independent Trustee Nominees. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers,

(iii) the Trust’s investment adviser(s), (iv) the Trust’s shareholders (see below) and (v) any other source the Committee deems to be appropriate (i.e. executive search firms).

(b) Consideration of Independent Trustee Candidates Recommended by Trust Shareholders. The Committee will consider and evaluate nominee candidates properly submitted by shareholders in the same manner as it considers and evaluates candidates recommended by other sources. To be considered properly submitted, shareholder recommendations for Independent Trustee candidates must be submitted in accordance with the requirements of Appendix A.

Qualifications for Independent Trustee Nominees

The Committee requires that all Independent Trustee candidates have a college degree or, in the judgment of the Committee, equivalent business experience. The Committee may take into account a wide variety of factors in considering Independent Trustee candidates, giving such weight to any individual factor(s) as they deem appropriate, including (but not limited to):

(i)	availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board;

(ii)	relevant industry and related experience;

(iii)	educational background;

(iv)	depth and breadth of financial expertise, including whether the candidate would qualify as an “independent” “audit committee financial expert” as those terms are defined in Item 3 of Form N-CSR;

(v)	whether, and to what extent, a candidate’s background, experience and skills would complement the background, experience and skills of the Board’s existing Trustees; and

(vi)	an assessment of the candidate’s ability, judgment, expertise, reputation and integrity.

In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee, including, without limitation, the amount of the Trust’s securities owned by the shareholder and the length of time such shares have been held by the shareholder.

Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perception about future issues and needs.

Compensation Function

The Committee shall evaluate at least once every two years the level and structure of the compensation of the Independent Trustees. In fulfilling this role, among the factors the Committee shall consider are industry standards and norms for compensation of trustees. The Committee shall consider whether special compensation should be accorded to any Independent Trustee who serves as a committee chair or co-chair, including such position with the Committee. Following its evaluation, the Committee shall convey to the Independent Trustees and the full Board its recommendations regarding compensation.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Committee is to select a nominee for independent Trustee.

3.	The Shareholder Recommendation must include:

(i)	a statement in writing setting forth:

(A)	the name, age, date of birth, phone number, business address, residence address and nationality of the person recommended by the shareholder (the “Candidate”);

(B)	the class or series and number of all shares of the Trust owned of record or beneficially by the Candidate, as reported to such shareholder by the Candidate;

(C)	any other information regarding the Candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust);

(D)	any other information regarding the Candidate that would be required to be disclosed if the Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

(E)	whether the recommending shareholder believes that the Candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the Candidate that will be sufficient for the Trust to make such determination;

(ii)	the written and signed consent of the Candidate to be named as a nominee, for such Candidate’s information submitted in accordance with (i) above, to be disclosed as may be necessary or appropriate and to serve as a Trustee if elected;

(iii)	the recommending shareholder’s name as it appears on the Trust’s books, the number of all shares of each series and class of the Trust owned beneficially and of record by the recommending shareholder;

(iv)	a description of all arrangements or understandings between the recommending shareholder and the Candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder; and

(v)	such other information as the Committee may require the Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Candidate to serve as a Trustee or to satisfy applicable law.

PROXY CARD

MML SERIES INVESTMENT FUND (the “Trust”)

1295 State Street, Springfield, Massachusetts 01111

Special Meeting of Shareholders to be held on August 15, 2008

FUND NAME PRINTS HERE

INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints Jill Nareau Robert and Andrew M. Goldberg, and each of them separately, as proxies of the undersigned (“Proxies”), with full power of substitution of each, and hereby authorizes each of them to represent and vote all shares of the above-referenced Fund (the “Fund”) held of record as of June 10, 2008 which the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) of the Trust, to be held at the offices of the Trust, 1295 State Street, Springfield, MA 01111, on Friday, August 15, 2008 at 10:00 a.m. (Springfield time), and at any and all of the adjournments thereof, upon such business as may properly be brought before the Meeting. The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is exercised. This Proxy is being solicited on behalf of the Trust by the Trust’s Board of Trustees. When properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder(s), and will be voted in the discretion of the Proxies on any other matters that may properly come before the Meeting or any adjournment(s) thereof. If no direction is given as to a Proposal, this Proxy will be voted FOR approval of such Proposal as set forth in the Proxy Statement.

PLEASE VOTE, DATE AND SIGN AND

PROMPTLY RETURN THIS PROXY IN

THE ENCLOSED ENVELOPE.

Date:

Signature(s) and Title(s), if applicable	(Sign in the Box)
Please sign exactly the name(s) that appear(s) on this Proxy. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. If joint owners, either owner may sign this Proxy.

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PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside each Proposal. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Proposal 1.	To elect the nominees specified below as Trustees for an indefinite term of office: (01) Richard H. Ayers, (02) Allan W. Blair, (03) Mary E. Boland, (04) Richard W. Greene, (05) R. Alan Hunter, Jr., (06) Robert E. Joyal, (07) F. William Marshall, Jr., (08) Elaine A. Sarsynski	☐	☐	☐

To withhold authority to vote for any individual nominee, write the nominee(s) number on the line above:

		FOR	AGAINST	WITHHOLD
Proposal 2.	To approve an Amendment to the Agreement and Declaration of Trust of the Trust to permit the Fund to issue additional classes of shares.	☐	☐	☐

Proposal 3.	To approve an Amendment to the Agreement and Declaration of Trust of the Trust to allow the Board of Trustees to authorize fund mergers without shareholder approval.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

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To Vote by Telephone

1)	Read the Proxy Statement and have the Voting Instruction Card at hand.
2)	Call toll-free 1-888-221-0697
3)	Follow the recorded instructions.

To Vote by Internet

1)	Read the Proxy Statement and have the Voting Instruction Card at hand.
2)	Go to www.proxyweb.com
3)	Follow the on-line instructions.

To Vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on reverse.
3)	Sign, date and return the Voting Instruction Card in the enclosed envelope provided.

VOTING INSTRUCTION CARD

MML SERIES INVESTMENT FUND (the “Trust”)

1295 State Street, Springfield, Massachusetts 01111

Special Meeting of Shareholders to be held on August 15, 2008

FUND NAME PRINTS HERE

INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby instructs the above-referenced Insurance Company to vote at the Special Meeting of Shareholders (the “Meeting”) of the above-referenced Trust (the “Trust”), to be held at the offices of the Trust, 1295 State Street, Springfield, MA 01111, on Friday, August 15, 2008 at 10:00 a.m. (Springfield time), and at any and all of the adjournments thereof, all shares of the Trust related to the undersigned’s contract/policy as of June 10, 2008 as directed on the reverse side of this Voting Instruction Card. The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto and hereby revoke(s) any voting instruction(s) heretofore given. This Voting Instruction Card may be revoked at any time before it is exercised. This Voting Instruction Card is being solicited by the Insurance Company in connection with a solicitation on behalf of the Trust by the Trust’s Board of Trustees. When properly executed, this Voting Instruction Card will be voted in the manner directed herein by the undersigned contract/policy owner(s), and will be voted in the discretion of the Insurance Company on any other matters that may properly come before the Meeting or any adjournment(s) thereof. If no direction is given as to a Proposal, the Insurance Company will vote FOR approval of such Proposal. If you fail to return this Voting Instruction Card, the Insurance Company will vote all shares

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attributable to your account value in proportion to all voting instructions actually received from contract/policy owners in the Separate Account.

PLEASE VOTE, DATE AND SIGN AND

PROMPTLY RETURN THIS VOTING INSTRUCTION

CARD IN THE ENCLOSED ENVELOPE.

Date:

Signature(s) and Title(s), if applicable	(Sign in the Box)
Please sign exactly the name(s) that appear(s) on this Voting Instruction Card. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. If joint owners, either owner may sign this Voting Instruction Card.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside each Proposal. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Proposal 1.	To elect the nominees specified below as Trustees for an indefinite term of office: (01) Richard H. Ayers, (02) Allan W. Blair, (03) Mary E. Boland, (04) Richard W. Greene, (05) R. Alan Hunter, Jr., (06) Robert E. Joyal, (07) F. William Marshall, Jr., (08) Elaine A. Sarsynski	☐	☐	☐

To withhold authority to vote for any individual nominee, write the nominee(s) number on the line above:

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		FOR	AGAINST	WITHHOLD
Proposal 2.	To approve an Amendment to the Agreement and Declaration of Trust of the Trust to permit the Fund to issue additional classes of shares.	☐	☐	☐

Proposal 3.	To approve an Amendment to the Agreement and Declaration of Trust of the Trust to allow the Board of Trustees to authorize fund mergers without shareholder approval.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

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